Eaton Vance Greater China Growth Fund
                Supplement to Statement of Additional Information
                              dated January 1, 2003


On June 6, 2003, the Shareholders of Eaton Vance Greater China Growth Fund (the "Fund") voted to eliminate or amend certain fundamental investment policies of the Fund. The following replaces the fundamental investment policies list on pages 6 and 7 of the Fund's statement of additional information.

(1) Borrow money or issue senior securities except as permitted by the 1940 Act;

(2) Purchase securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

(3) Engage in the underwriting of securities;

(4) Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;

(5) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry;

(6) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or

(7) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.


June 6, 2003